EXHIBIT 99.2

Pliant Business Update 3rd Quarter 2007

Pliant 2007 Overview Operating Well in a Tough Environment On-track to achieve 2007 Business plan EBITDAR on track to hit guidance -- ex-resin economics Liquidity on plan Strong forward investment program -- $46 million of capex Strong new product program - 5 “hit” new programs launched YTD Great accomplishment in a one-sided, all-up resin year Sales are essentially flat to prior year Reported pounds are down 2.5% primarily due to normal down-gauging activities This pound performance is roughly equal to the market as reported domestic sales of PE resin are down ~2% also (July 2007 versus 2006 period) Segment profit is essentially flat through the first three quarters of 2007 vs. 2006 $76 million versus $77 million We have offset $9.8 million of negative resin impact through October YTD Tracking to $46 million of capex invested in 2007 to modernize equipment functionality and lower costs Two plant closures – Barrie, Ontario, Canada and Langley, BC, Canada Set another record for recycling and reusing resin – 45 million pounds in 2007 (est) Net waste is now at 4% rate -- 35 million pounds left to go to be zero waste Liquidity has been explicitly managed, is on-track and will remain on-track

Pliant’s Balanced Business Plan Solid Business Foundation Superior product quality Fair customer contracts Skilled and motivated workforce Business Foundation Cost Reduction Growth Continuous Cost Reduction Lean manufacturing Materials management Operational footprint Focused Growth Partner with winning customers Innovative new products Contemporary machinery

Pliant is Reinvesting Into its Business at Leadership Levels $145 Million invested in Last 4 Years Capital Investment ($ Million) $34M $46M $41M $24M We have only added one extrusion line in 4 years All other investment has been to make the film better, at lower costs and/or with better features -- printing, bag-making, multi-layering, gage control, material blending, surface treating -- $0 $10 $20 $30 $40 $50 2004 2005 2006 2007 Est

Pliant’s Capital Reinvestment Rate is Among the Highest in the Flexible Packaging Industry Peer Company Comparable Segments 2007 YTD Capital Expenditure Spending Rates CapEx / Depreciation Notes: Financial metrics for Atlantis, Berry, Griffon, Pactiv, Sealed Air and Tredegar are for comparable business segments only Sealed Air, Bemis Clopay, Berry & Pactiv reflect 2006 spending – segment spending not reported quarterly. Other results are 2007 YTD D & A includes intangible Amortization for all companies (including Pliant) because it is not reported separately at segment level Alcan results not included because CapEx includes expenditures on acquisitions Source: Industry SEC filings, management estimates 185% 123% 107% 97% 88% 81% 58% 53% 49% 37% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% Winpak Sealed Air Pliant AEP Bemis Atlantis Clopay Tredegar Berry Pactiv

64% of Pliant’s Contracts Pass Resin Through on a Monthly Basis 2007 Pliant Resin Pass-Through Timing Monthly 64% >Quarterly 8% Quarterly 28%

2007 Resin Price Movements Have Been One-Sided –- All-Upward -- This is Very Different than Prior Years -- Resin Price Movements are Projected to Negatively Impact EBITDAR by ($12MM) in 2007 The 2007 CMAI Forecast and our 2007 Plan Was for a Positive Impact of +$1 million in 2007 This is a $13 million one-time swing versus plan Resin normalized EBITDAR is on track 0.500 0.520 0.540 0.560 0.580 0.600 0.620 0.640 0.660 0.680 0.700 0.720 0.740 0.760 Dec '06 Jan '07 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $ per pound PLIANT COMPOSITE MATERIAL INDEX 2006 2007 CMAI Forecast (Pliant 2007 Plan) Current View

2007 is Turning Out to be a Great Year for Cost Reduction Consolidation of Barrie and Langley facilities into other Pliant facilities, project complete in 4th quarter 2007 Annualized savings of $4.8MM Net waste reduction program at record rates Savings of $2.8MM thru September Continued reduction in salaried base costs Transportation savings of $1.3MM through September Implemented a $46 million capex program Projects average 3 year payback

Pliant is a Leader in Resin Recycling and Reuse Pliant recycles and reuses >45 million pounds of resins per year Proprietary development created unique ability to recycle previously incompatible materials with PE 2006 recycled total of 85,800 pounds 2007 run rate of 700,000 pounds (716% improvement) Investment in reprocessing equipment allowed for greater incorporation of printed waste 2006 recycled total of 780,000 pounds 2007 run rate of 1,150,000 pounds (47% improvement) 2007 year to date, Pliant has purchased 685,000 pounds of reprocessed resin from outside sources to supplement internal waste stream reuse Pliant has 10 off-line and 3 in-line repelletizers, with two more on order New product development for 100% recycled materials has generated customer interest

Net Waste is Being Driven Down With a Rock-Solid Commitment to Recycling

PLIANT



Gross and Net Waste Rate (%)
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2003
11.9%
2004
10.6%
2005
10.1%
2006
9.6%
2007 YTD
9.8%
2003
8.1%
2004
6.8%
2005
5.2%
2006
4.4%
2007 YTD
4.2%
Gross Waste Rate
Net Waste Rate
Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07

PLIANT – CONFIDENTIAL

10

2007 is Turning Out to be a Great Year for New Products Blockade TM Market interest in case-pack merchandising, replacing paperboard cartons Growing demand for source reduction Replacement of metallized moisture control/ pesticide films via innovative barrier film Microwave-in-the-bag packaging Annualized Wins through 3rd Qtr2007 8.5MM lbs 5.0MM lbs 2.5MM lbs 3.5MM lbs Highest-performing machine stretch film and handwrap available in the market FreshViewTM “Window” bag product features multi-lane, white-clear-white extrusion technology 4.0MM lbs

Next Generation of New Products Underway Elastic Film for adult incontinence products Pallet-wrap solution for products requiring waterproof / 5-sided protection alternative to corrugated Custom-designed Stretch Wrap as a replacement for poly-bags for bulk roll carpet producers Entry as vertically integrated, low-cost producer of retail and institutional cutter-box for food wrap TTO Printed/unprinted Tissue & Towel Overwrap and bundling films

Summary Pliant is committed to enterprise value creation Being a leader in our chosen markets Partnering with winning customers, winning suppliers Consistently lowering our costs Pliant will continue to invest at industry-leadership levels with a balanced program of cost reduction and enhanced film properties Pliant continues to advance its financial performance. Resin has caused a few irregular datapoints in reported results but we continue to march forward and upward

PLIANT - CONFIDENTIAL Responsible Leadership in the Flexible Packaging Industry.

Cautionary Statement for Forward-Looking Information Some of the statements in this report are in “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that is based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These forward-looking statements are not historical facts but instead represent only expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause actual results to be materially different. Our risks are more specifically described in the “Risk Factors” section of our Annual Report on Form 10-K. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected.